EXHIBIT 99.2	SAMPLE

APPLICATION FOR TRANSFER OF UNITS
OF
JCM PARTNERS, LLC

•	This Application for Transfer of JCM units consists of two parts, Part A and Part B.

•	Each part must be fully completed by the proposed Transferor (Seller) and proposed Transferee (Buyer) as set forth in this Application for Transfer.

•	Applications for Transfer that do not include both Part A and Part B, fully completed and executed by all parties, shall not be accepted by the Company, nor will the transfer of units be registered or become effective.

•	Completed Applications for Transfer should be sent to the Company at the address below:

JCM Partners, LLC P.O. Box 3000 Concord, CA 94522-3000 Attn: Shareholder Services

•	If you have any questions regarding this Application for Transfer, please contact Shareholder Services at (888)-880-1966.

•	Any proposed transfer is subject to certain restrictions adopted by the JCM Board of Managers on November 9, 2001, which are summarized in Part B of this Application for Transfer.

SAMPLE

APPLICATION FOR TRANSFER, PART A

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1

To:		Transaction Reference Number:
JCM Partners, LLC
P.O. Box 3000
Concord, CA 94522-3000

(OPTIONAL-SEE INSTRUCTION 2)

Transfer fee: N/C payable to The Bank of New York.

The transferor hereby makes application to transfer and assign, subject to the Company’s rights, to the transferee all rights and interests, as set forth in the limited liability company below and for the transferee to succeed to such interest as a Substitute Member, successor in interest, or assignee.

JCM PARTNERS, LLC	FUND1

FULL NAME OF LIMITED LIABILITY COMPANY

Complete ID Information:	Quantity
complete at least one of the following (see Instruction 3)	Must be completed	Optional
	Number of units to be	Number of units
	transferred:	to be held after
transfer:

LLC ID#: 943364323	__________________	__________________

Registration Information:
Indicate exactly as shown on Company records (see instruction 4.) Membership interests are currently registered as follows:

NAME OF TRANSFEROR
________________________________	Tax Identification Information complete applicable sections (see instruction 5)
________________________________

________________________________	Social Security or Tax ID#:
ADDRESS OF RECORD	________________________________

________________________________	Custodian/Trustee Tax ID#:

________________________________

Broker/Dealer (OPTIONAL)

________________________________	________________________________
NAME OF FIRM	REGISTERED REPRESENTATIVE

________________________________	________________________________
ADDRESS	TELEPHONE

________________________________	________________________________
CLIENT ACCOUNT NUMBER

________________________________	________________________________
WIRE CODE (OPTIONAL)

SAMPLE

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1 (cont’d)

Certification
The transferor hereby certifies and represents possession of valid title and all requisite power to assign such interests and that assignment is in accordance with applicable laws and regulations and further certifies, under penalty of law, the following:

Reason for Transfer:
(Check one) For certain types of transfer additional documentation may be required.

______ Re-registration (Change of name, individual to trust, etc.)           ______ Death      ______ Divorce

______ Gift            ______ Other (please specify) _________________

______ Sale (for consideration):      _________________

Transferor Information (Check as many as apply)

I am not an officer or manager of the Company, and I am not related to (whether by blood or
_______	marriage), or have any ownership interest in, any officer, manager, or member of the Company.

- OR -

_______	I am an officer of the Company.
_______	I am a manager of the Company.
_______	I have the following relationship with _______, an officer, manager, or member of the Company (describe):

Signature Execution:

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Records (see instruction 7)

Transferor’s Signature: _______________________	Date: _____________________

Co-Transferor’s Signature: ____________________	Date: _____________________

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name(s):	___________________________	Capacity: (Full Title)	____________________________

	___________________________		___________________________

	___________________________		____________________________

Medallion Signature Guarantee
The signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

SAMPLE

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1 (cont’d)

Instructions for Proposed Transferor (Seller)

1.     TRANSFER FORMS. To effect the requested transfer both transferor and transferee forms must be submitted together with Part B of the Application for Transfer.

2.     TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to Internal records tracking system(s).

3.     COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.

4.     REGISTRATION. Indicate the exact name of registrant and include any custodial information. If a Custodial Account, address of record should be that of the custodian/trustee.

5.     TAX INFORMATION. If a Custodial Account, Custodian/Trustee’s and client’s tax numbers should be completed.

6.     MEMBER ID NUMBER. This is the account number established at the Company. It may be obtained from the Registration Confirmation Form.

7.     SIGNATURE EXECUTION. The signature must correspond with the name of the registered holder exactly as it appears on the Company records. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together
with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

SAMPLE

Transferee’s (Buyer’s) Application for Transfer – Part A, Section 2

To:	JCM PARTNERS, LLC	Transaction Reference Number:
P.O. Box 3000
Concord, CA 94522-3000
(OPTIONAL, SEE INSTRUCTION 2)

The transferee hereby makes application to accept, subject to the Company’s rights, from the transferor, all rights and interests, as set forth in the limited liability company below, and intends to succeed the transferor as a Substitute Member or Assignee and agrees to accept all the terms and conditions of the Company agreement and related documents.

JCM PARTNERS, LLC

FULL NAME OF LIMITED LIABILITY COMPANY

Company ID Information:	Quantity:
Complete at least one of the following (see Instruction 3)
	Complete both:	Do You Already
	Number of units to	own Units
LLC Tax ID#: 943364323	be acquired	(check one)
__________________

__________________	__________________	Yes ______ No ______

Registration Type:
As you want it to appear in the Company record, for certain types of registration additional documentation may be required (check one).

Taxable Transferee:

______ Individual	______ Trust	______ Community Property
______ Joint Tenants With Right of Survivorship	______ Estate	______ Taxable Employee Plan
______ Tenants in Common	______ Partnership	______ Other
______ Tenants in Entirety	______ Uniform Gift/Trust to Minors Act
______ Corporation	______ Uniform Gift/Trust to Minors Act
State of _________

Tax Deferred/Exempt Transferee:

______ IRA Account	______ Tax Exempt Trust	______ Tax Exempt Employee Plan
______ SEP-IRA Account	______ Pension Plan	______ Money Purchase Pension Plan
______ Keogh	______ Profit Sharing Plan	______ Tax Exempt Under IRC501(c)(3)
______ Direct Transfer Rollover to IRA

SAMPLE

Transferee’s (Buyer’s) Application for Transfer – Part A, Section 2 (cont’d)

Registration Information:
Account name and address as it is to appear on registration.
Membership interests are to be registered as follows:

NAME OF TRANSFEREE(S)

_______________________________	____________________________________
COUNTY OF RESIDENCE

_______________________________	____________________________________
STATE OF RESIDENCE

_______________________________	____________________________________
ADDRESS	CUSTODIAL ACCOUNT # (OPTIONAL)

_______________________________

(Check One:) _______  U.S. Citizen ______  Resident Alien _______  Non-Resident Alien

Secondary Address Information:
If custodial account, indicate investor’s mailing address. If other than custodial account, this address may be used for distribution and other purposes.

______________________________	Tax Identification Information

______________________________	Complete applicable sections (see instruction 5)

______________________________	Social Security or Tax ID#: ________________________

______________________________	Custodian/Trustee Tax ID#: ________________________

Broker/Dealer (OPTIONAL)

Registered Representative: __________	Telephone: ____________________________________

_______________________________	Client Account Number: __________________________
ADDRESS

_______________________________	Wire Code (optional): ____________________________

Certification: (see instruction 6). The transferee certifies, under penalty of law, as to the accuracy of the information contained herein and grants the following durable Power of Attorney: The undersigned hereby irrevocably makes, constitutes and appoints the Secretary of the Company with full power of substitution, his true and lawful attorney-in-fact, for him and his name, place and stead and for his use and benefit to execute and acknowledge and, to the extent necessary, to file and record: (a) the Limited Liability Company Agreement, as well as amendments thereto, under the laws of the applicable State and under the laws of any other state in which the Secretary of the Company deems it advisable to file such a certificate; (b) Any other instrument which may be required to be filed by the Company under the laws of any state or by any governmental agency, or which the Secretary of the Company deems it advisable to file; and (c) Any documents which may be required to effect the continuation of the Company, the admission of an additional or substituted Member or the dissolution and termination of the Company, provided such continuation, admission or dissolution and termination are in accordance with the terms of the Company Limited Liability Company Agreement.

SAMPLE

Transferee’s (Buyer’s) Application for Transfer – Part A, Section 2 (cont’d)

Signature Execution: (see instruction 7). The foregoing grant of authority: (a) Is a Special Power of Attorney coupled with an Interest, is irrevocable and shall survive and not be affected by the subsequent death, incapacity or disability of the undersigned: (b) May be executed by the Secretary of the Company for each Member by a facsimile signature of one of the officers or with a single signature of one of its officers; (c) Shall be retained by the Secretary of the Company; and (d) Shall survive the delivery of any assignment by a Member of the whole or any portion of his Interest in the Company; except that where the transferee thereof has been approved by the Secretary of the Company for admission to the Company as a substituted Member, the Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the Secretary of the Company to execute, acknowledge and file any instrument necessary to effect such substitution. In the event of any conflict between the provision of the Limited Liability Company Agreement and any document executed or filed by the Secretary of the Company pursuant to the power of attorney granted herein, the Limited Liability Company Agreement shall govern.

____________________________________	_________________________________
TRANSFEREE’S SIGNATURE	DATE

____________________________________	_________________________________
CO-TRANSFEREE’S SIGNATURE	DATE

Must be signed by the transferee as indicated in the registration section of this form. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation, or another acting in a fiduciary or representative capacity, please indicate capacity.

Medallion Signature Guarantee:
Signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

Instructions for Proposed Transferee (Buyer)- Part A

1.     TRANSFER FORMS. To effect the requested transfer, both transferee and transferor forms must be submitted together with Part B of the Application for Transfer.

2.     TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to internal records tracking system(s).

3.     COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.

4.     REGISTRATION. Include any custodial information. If a Custodial account, address of record shall be that of the Custodian/Trustee.

5.     TAX INFORMATION. If a Custodial Account, Custodian/Trustee’s and investor’s tax numbers should be completed. If individual, only Social Security number is required.

6.     CERTIFICATION. If a Custodial/Trustee account, indicate name of Custodian/Trustee and Beneficial Owner.

7.     SIGNATURE EXECUTION. Transferee(s) must sign their names exactly as they appear in the Registration section. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together
with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

SAMPLE

Application For Transfer- Part B

APPLICATION FOR TRANSFER, PART B
Relating to Certain Restrictions
on Transfer of Units
of JCM Partners, LLC

To:	JCM Partners, LLC P.O. Box 3000 Concord, California 94522-3000

          Attention: Shareholder Services

          This Form constitutes Form B of the Application for Transfer of Units of JCM Partners, LLC (“the Company”). The Application for Transfer consists of two parts, Part A and Part B, which taken together, upon proper execution by both the proposed Transferor (“Proposed Transferor”) and the proposed Transferee (“Proposed Transferee”), constitute a complete Application for Transfer. Both forms should be sent to the Company at the above address.

          Unless otherwise noted, all capitalized terms used in the following paragraphs shall have the meanings set forth in the Company’s Limited Liability Company Agreement (the “Agreement”) or as set forth in Exhibit A to Part B of this Application. Execution of this Application by both the Proposed Transferor and the Proposed Transferee is a prerequisite to the Company’s recognition of the validity of any transfer of its Units.

          Proposed Transferor and Proposed Transferee understand and agree that any purported transfer made pursuant to Part A and Part B of this Application for Transfer is subject to restrictions (“the Transfer Restrictions”) adopted by the Board of Managers of the Company pursuant to its authority under the Agreement and the Company’s Bylaws. Such Transfer Restrictions, incorporated herein and attached hereto as Exhibit A, are set forth in formal resolutions adopted by the Board of Managers of the Company and have been deemed by the Board to be part of Article VI of the Company’s Bylaws. Among other items, such restrictions include provisions requiring that (i) with certain exceptions, no transfer of membership interests shall be effective or recognized by the Company, no Transfer shall be registered by the Company, and no Proposed Transferee shall be considered a Transferee or an Assignee under the terms of the Agreement or have the right to seek admission as a Substituted Member prior to the end of the thirtieth (30th) day following the Company’s receipt of both Part A and Part B of this Application for Transfer, fully completed, duly executed, and in a form satisfactory to the Company; and (ii) no Person may acquire, by any means, Units of the Company if, as a result of such acquisition, such Person would become the Beneficial Owner of ten (10) percent or more of the Outstanding Units of the Company.

          Proposed Transferor and Proposed Transferee agree be bound by and to comply with such Transfer Restrictions in connection with this proposal for transfer of Units. Proposed Transferee further agrees to comply with such Transfer Restrictions in the future. Proposed Transferee hereby certifies, represents and warrants that Proposed Transferee does not Beneficially Own, and is not acquiring Beneficial Ownership of, other Units which, when added to the Units to which this Transfer Application relates, equal or exceed ten (10) percent of the Company’s outstanding Units. Proposed Transferor and Proposed Transferee further agree promptly to provide the Company with any information that the Company requests in order to determine whether the Transfer Restrictions have been or would be violated.

SAMPLE

Application For Transfer- Part B (cont’d)

          Proposed Transferor and Proposed Transferee further agree that their execution below constitutes an amendment to their contract of sale and purchase of the Company’s Units (“Contract”) in that the acceptance by Proposed Transferor and Proposed Transferee of the Transfer Restrictions shall be incorporated into the Contract as conditions prerequisite to any contractual obligation to sell or purchase such Units as if fully set forth therein. Proposed Transferor and Proposed Transferee accordingly agree that should the Contract be inconsistent with the Transfer Restrictions in any respect, the Contract shall be deemed amended to the extent necessary to remedy such inconsistency.

          Applications for Transfer that do not include this Part B, executed below by both Proposed Transferor and Proposed Transferee, shall not be accepted by the Company, and no purported transfer shall be effective or shall be recognized or registered by the Company.

Mark the appropriate boxes if applicable:

[ ]	Transfer has been effected by will or last testament or by operation of laws relating to descent and distribution.

[ ]	Proposed Transferor is a tax-exempt entity under federal and relevant state law.

[Please Proceed to Next Page]

SAMPLE

Application For Transfer- Part B (cont’d)

Each of the undersigned Proposed Transferor or Proposed Transferee, as applicable, certify, under penalty of law, that the undersigned has read and understood the foregoing, that all information the undersigned has provided herein is accurate, and that the undersigned’s execution below demonstrates the undersigned’s agreement as set forth above.

_____________________________________	_____________________________________
Proposed Transferor(s)	Date

_____________________________________	_____________________________________
Proposed Transferor(s)	Date

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Name: _____________________________	Capacity: ______________________________

Name: _____________________________	Capacity: ______________________________

__________________________________	______________________________________
Proposed Transferee(s)	Date

__________________________________	______________________________________
Proposed Transferee(s)	Date

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Name: _____________________________	Capacity: ______________________________

Name: _____________________________	Capacity: ______________________________

This Form, Part B of the Application for Transfer, together
with Part A of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

SAMPLE

[EXHIBIT A]

Application For Transfer- Part B (cont’d)

JCM PARTNERS, LLC
Restrictions on Transfer of Membership Interests
Adopted by Resolutions of the
Board of Managers
dated November 9, 2001

A.	Unless waived in an individual case by the Company for good cause shown, no Transfer Application shall be deemed received by the Company or by its Transfer Agent prior to the close of business on the thirtieth (30th) calendar day following the Company’s receipt of all parts of a Transfer Application, fully completed, duly executed by the parties thereto and in a form satisfactory to the Company. Until that time, no event which is deemed by the Agreement or the Bylaws to occur upon the Company’s receipt of such a Transfer Application shall be deemed to have occurred. By way of illustration, and not of limitation, the proposed Transferee shall not be considered a Transferee or Assignee, and shall not have the right to seek admission as a Substituted Member, prior to that date. Moreover, no Transfer shall be effective as between the proposed Transferor and the proposed Transferee prior to that date. In connection with any Transfer Application, the Transferor and Transferee shall promptly provide such additional information as the Company may request. The Company shall not recognize or register any Transfer that fails to comply with the foregoing requirements, nor shall the Company forward any part of the Transfer Application to the Company’s Transfer Agent for registration of the Transfer. This Paragraph A shall not be applicable to any Transfer effected by will or last testament or by the laws of descent and distribution, and this Paragraph A shall not apply to any Transfer as to which the proposed Transferor is a tax-exempt entity; provided that the other provisions of this resolution shall be fully applicable in the case of such proposed Transfers.

B.	Except as may be authorized by the Board of Managers prior to a Transfer, by vote of a majority of the Managers then holding office, no Person may acquire, by any means, Beneficial Ownership (as defined below) of any Unit if, as a result of such acquisition, such Person would become the Beneficial Owner (as so defined) of ten (10) percent or more of the outstanding Units of the Company (the “Ownership Limit”). Notwithstanding the foregoing, no Person shall be deemed to have exceeded the Ownership Limit as the result of an acquisition of Units by the Company which, by reducing the number of Units outstanding, increases the proportionate number of Units beneficially owned by such Person to 10% or more of the Units then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 10% or more of the Units then outstanding by reason of Unit purchases by the Company and shall, after such Unit purchases by the Company, become the Beneficial Owner of any additional Units, then such Person shall be deemed to have exceeded the Ownership Limit by the amount of such additional purchase.

SAMPLE

[EXHIBIT A]

Application for Transfer—Part B (cont’d)

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any Units:

1.	which such Person or any of such Person’s Affiliates or Associates (as such terms are defined below) Beneficially Owns, directly or indirectly; or

2.	which such Person or any of such Persons’ Affiliates or Associates has

(A)	the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” Units tendered pursuant to a tender or exchange offer made on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered Units are accepted for purchase or exchange; or

(B)	the right to vote or to have voted pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” any Units if the agreement, arrangement or understanding to vote such Unit (1) consists solely of a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) is not then reportable pursuant to Section 13(d) under the Exchange Act (or any comparable or successor provision); or

3.	which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso in clause (B) of the preceding paragraph B.2.) or disposing of any Units of the Company.

“Affiliate” shall have the meaning set forth in the Agreement, and “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this resolution.

SAMPLE

[EXHIBIT A]

Application for Transfer—Part B (cont’d)

C.	Any Transfer that would result in a violation of the Ownership Limit shall be void ab initio as to the Transfer of such number of Units that would cause the violation of the Ownership Limit, and the proposed Transferee (the “Disqualified Holder”) shall acquire no rights in such Units. If the foregoing Transfer Restriction shall be determined by a court having jurisdiction to do so to be beyond the power of the Board to effectuate or invalid, prohibited or unenforceable for any other reason, then upon any event that results in a violation of the Ownership Limit, the Units in excess of the Ownership Limit shall be deemed to have been transferred to the Company or its designee, not as beneficial owner but in trust (the “Trust”) and as trustee for the exclusive benefit of such Disqualified Holder and the beneficiary or beneficiaries to whom an interest in such Trust may later be transferred.

1.	The Disqualified Holder shall retain the right to receive allocations and distributions with respect to Units held in the Trust in accordance with the terms of the Agreement, and for all tax purposes including the allocation of gain and losses with respect to the Units, the Disqualified Holder will be treated as the Beneficial Owner of such Units, except that such Disqualified Holder shall not be accorded any voting rights with respect to the Units. Instead, Units held in the Trust shall be voted solely by the trustee of the Trust. The trustee shall cast such votes for or against any proposition on which Unit Holders are entitled to vote (or, as to elections, in favor of each nominee) in the same proportion as all other Units which are voted on such matters are voted.

2.	The Disqualified Holder may designate a beneficiary of an interest of Units held in Trust (representing a specified number of Units held by the Trust), if those Units held in Trust plus the Units Beneficially Owned by such beneficiary would not exceed the Ownership Limit if transferred to such beneficiary. Upon the designation of a beneficiary of an interest in the Trust, the corresponding number of Units in the Trust shall be released to the beneficiary. Notwithstanding the foregoing, prior to any transfer of any interest in the Trust, the Disqualified Holder and the designee must fully complete, duly execute and deliver to the Secretary of the Company all parts of a Transfer Application, which shall be subject to all the provisions of this resolution and of the Agreement and Bylaws to the same extent as if the Disqualified Holder were a Transferor of Membership Interests and the designee were a proposed Transferee.

3.	Any Trust created pursuant to the above provisions shall continue in effect until the earlier of the liquidation or dissolution of the Company in accordance with the terms of the Agreement or the transfer of all Units out of the Trust in accordance with Paragraph C(2) above.